Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                                  PRIMEDIA INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                  13-3647573
   (State or other jurisdiction of                    (I.R.S. Employer
    incorporation or organization)                   Identification No.)


            745 Fifth Avenue
           New York, New York                               10151
(Address of principal executive offices)                  (Zip Code)


                      PRIMEDIA EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                             BEVERLY C. CHELL, ESQ.
                                  PRIMEDIA INC.
                                745 FIFTH AVENUE
                            NEW YORK, NEW YORK 10151
                     (Name and address of agent for service)

                                 (212) 745-0100
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

=====================  ==============  ==================  ==================  =================
      Title of                          Proposed Maximum    Proposed Maximum        Amount of
     Securities         Amount to be     Offering Price         Aggregate         Registration
  to be Registered       Registered       Per Share(1)       Offering Price            Fee
---------------------  --------------  ------------------  ------------------  -----------------
Common Stock, par       5,000,000(1)        $10.32(2)         $51,600,000          $13,622.40
value $.01 per share

=====================  ==============  ==================  ==================  =================

(1)  Pursuant to Rule 416(c) under the  Securities  Act of 1933, as amended (the
     "Securities Act"), this Registration Statement covers an indeterminate number of interests to be offered or sold pursuant to the Primedia Employee
     Stock Purchase Plan (the "Plan").

(2)  Estimated  solely  for the  purpose of  calculating  the  registration  fee pursuant to Rule 457(h).  The fee is calculated on the basis of the average of the high and low prices for the  Registrant's  Common Stock  reported on the New York Stock Exchange on December 13, 2000.
------------------------------------------------------------------------------------------------

PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

      ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.


         The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), are incorporated by reference into this Registration Statement: (i) the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (File No. 1-11106);
      (ii) the Registrant's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2000, June 30, 2000 and September 30, 2000 (File No. 1-1106); (iii) the Registrant's Current Reports on Form 8-K filed with the Commission on April 14, 2000, May 15, 2000, October 30, 2000 and November 13, 2000; and (iv) the description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form S-1 (file No. 33-96516), as the same may be amended, filed under its former name K-III Communications Corporation.

         All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement. Each document incorporated by reference into this Registration Statement shall be deemed to be a part of this Registration Statement from the date of filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this Registration Statement or by any document which constitutes part of the prospectus relating to the PRIMEDIA Employee Stock Purchase Plan meeting the requirements of Section 10(a) of the Securities Act.


      ITEM 4.     DESCRIPTION OF SECURITIES.

         The class of securities to be offered under this Registration Statement is registered under Section 12 of the Exchange Act.


      ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL

         Beverly C. Chell, Esq., Vice Chairman and Secretary of the Registrant, is a participant in the PRIMEDIA Employee Stock Purchase Plan, holds 408,873 shares of the Registrant's Common Stock and holds presently exercisable options to purchase up to 1,697,484 shares of the Registrant's Common Stock.


      ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant is a Delaware Corporation. Reference is made to Section 102(b)(7) of the Delaware General Corporate Law (the "DGCL") which enables a corporation in its original certification or an amendment thereto to eliminate or limit the personal liability of a director for violations of the director's fiduciary duty, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchase or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

         Reference is also made to Section 145 of the DGCL, which provides that a corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorney's fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer, director, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interest and, for criminal proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses that such officer or director actually and reasonably incurred.

         Article 8 of the Certificate of Incorporation of the Registrant provides that except as provided under the DGCL, directors of the Registrant shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director. Article 4 of the By-laws of the Registrant provides for indemnification of the officers and directors of the Registrant to the full extent permitted by applicable law and provides for the advancement of expenses.

      ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED.

         None.


      ITEM 8.     EXHIBITS.

         The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

      Exhibit No.                           Description
      -----------                           -----------

         4.1 Certificate of Incorporation of the Registrant (incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 33-96516)).

         4.2 Certificate of Amendment to the Registrant's Certificate of Incorporation (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (File No. 1-11106)).

         4.3 Amended and Restated By-Laws of the Registrant (incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 33-96516)).

         5.1 Opinion of Beverly C. Chell, Esq., regarding the legality of the shares being registered hereunder.

         23.1       Consent of Deloitte & Touche LLP, independent auditors.

         23.2 Consent of Beverly C. Chell, Esq., (included in the Opinion filed as Exhibit 5.1).

         24.1 Power of Attorney (set forth on the signature page of this Registration Statement).

         ITEM 9.     UNDERTAKINGS.

                  (a)  The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers of sales are being made, a post-effective amendment to this Registration Statement:

                               (i) to include any prospectus required by Section
                           10(a)(3) of the Securities Act;

                              (ii) to  reflect  in the  prospectus  any facts or
                           events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                             (iii) to  include  any  material  information  with
                           respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or
         Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                      * * *

                  (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 15th day of December, 2000.


                                        PRIMEDIA INC.


                                        By: /s/ Thomas S. Rogers
                                            ---------------------------------
                                            Thomas S. Rogers
                                            Chairman and Chief Executive Officer

         We, the undersigned directors and officers of PRIMEDIA Inc., do hereby constitute and appoint Beverly C Chell, Esq. and Christopher Fraser, Esq., or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act and any rules, regulations and requirements of the Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date(s) indicated:

              Signature                           Capacity                                 Date
              ---------                           --------                                 ----

      /s/ Thomas S. Rogers            Chairman, Chief Executive Officer             December 15, 2000
      -------------------------       (Principal Executive Officer) and a
      Thomas S. Rogers                Director


      /s/ Charles G. Mcgurdy          President and a Director                      December 15, 2000
      -------------------------
      Charles G. McCurdy

      /s/ Lawrence R. Rutkowski       Executive Vice President and Chief            December 18, 2000
      -------------------------       Financial Officer (Principal Financial
      Lawrence R. Rutkowski           Officer)


      /s/ Robert J. Sforzo            Senior Vice President and Controller          December 18, 2000
      -------------------------       (Principal Accounting Officer)
      Robert J. Sforzo


      /s/ Berverly C. Chell           Vice Chairman, Secretary and a Director       December 15, 2000
      -------------------------
      Beverly C. Chell



              Signature                           Capacity                                 Date
              ---------                           --------                                 ----

                                      Director                                                 , 2000
      -------------------------                                                     -------- --
      Meyer Feldberg


      /s/ Perry Golkin                Director                                      December 15, 2000
      -------------------------
      Perry Golkin

                                      Director                                                 , 2000
      -------------------------                                                     -------- --
      H. John Greeniaus

                                      Director                                                 , 2000
      -------------------------                                                     -------- --
      Henry Kravis

                                      Director                                                 , 2000
      -------------------------                                                     -------- --
      George R. Roberts

      /s/ Michael T. Tokarz           Director                                      December 15, 2000
      -------------------------
      Michael T. Tokarz



                                  EXHIBIT INDEX

    Exhibit No.                          Description
    -----------                          -----------

        4.1 Certificate of Incorporation of the Registrant (incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 33-96515)).

        4.2 Certificate of Amendment to the Registrant's Certificate of Incorporation (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (File No. 1-11106)).

        4.3 Amended and Restated By-Laws of the Registrant (incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 33-96516)).

        5.1 Opinion of Beverly C. Chell, Esq., Vice Chairman and Secretary of the Registrant regarding the legality of the shares being registered hereunder.

        23.1        Consent of Deloitte & Touche LLP, Independent Auditors.

        23.2 Consent of Beverly C. Chell, Esq., Vice Chairman and Secretary of the Registrant (included in the Opinion filed as Exhibit 5.1).

        24.1 Power of Attorney (set forth on the signature page of this Registration Statement).